UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported)

April 24, 2003

Commission File Number 0-24395

bebe stores, inc.

(Exact name of registrant as specified in its charter)

California

94-2450490

(State or Jurisdiction of	(IRS Employer
Incorporation or Organization)	Identification Number)

400 Valley Drive

Brisbane, California 94005

(Address of principal executive offices)

Telephone: (415) 715-3900

Item 7. Financial Statements and Exhibits

(c)  Exhibits

99.1. Press Release dated April 24, 2003.

Item 9.  Regulation FD Disclosure

This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

(a)  On April 24, 2003, bebe stores, inc.(the “Company”) issued a press release announcing the Company’s third quarter earnings of fiscal 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated April 24, 2003

bebe stores, inc.

/s/ John Kyees
John Kyees, Chief Financial Officer and Chief Administrative Officer